MAINSTAY VP SERIES FUND, INC.

MainStay VP Cash Management Portfolio
MainStay VP Floating Rate Portfolio

Supplement dated February 13, 2009 (“Supplement”)
to the Prospectus dated May 1, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the MainStay VP Cash Management Portfolio (the “Portfolio”), a series of the Fund.  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.	MainStay VP Cash Management Portfolio

At a meeting of the Board of Directors (“Board”) held on February 10, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and MacKay Shields LLC with respect to the Portfolio. New York Life Investments will assume responsibility for the day-to-day management of the Portfolio effective March 2, 2009.

Effective March 2, 2009

(a)
All references to MacKay Shields LLC as the entity responsible for the day-to-day portfolio management of the Portfolio are hereby replaced with New York Life Investments.  New York Life Investments will be responsible for the portfolio management of the Portfolio, including making the specific decisions about buying, selling and holding securities.

(b)	The “Portfolio Managers” section beginning on page A-76 and the “Portfolio Manager Biographies” section beginning on Page A-77 of the Prospectus are hereby revised as follows:

Cash Management Portfolio – David Clement and Thomas J. Girard

David Clement, CFA  Mr. Clement has managed the Cash Management Portfolio since March 2009 and is a member of the fixed-income portfolio management team at New York Life Investments. As of March 2000, the fixed-income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.

Thomas J. Girard  Mr. Girard has managed the Cash Management Portfolio since March 2009 and the Bond Portfolio since 2007.  Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.

2.	MainStay VP Floating Rate Portfolio

(a)	The “Dividends and Distributions” section on page 82 of the Prospectus is hereby revised as follows:

Dividends and Distributions

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) and the Floating Rate Portfolio will declare a dividend of its net investment income daily and distribute such dividend monthly.  Shareholders of the Cash Management and Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder’s investment by the respective Portfolio.  Each Portfolio other than the Cash Management and Floating Rate Portfolios declares and distributes a dividend of net investment income, if any, annually.  Shareholders of each Portfolio, other than the Cash Management and Floating Rate Portfolios, will begin to earn dividends on the first business day after the shareholder’s purchase order has been received.  Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend.  Each Portfolio will distribute its net long-term capital gains, if any after the utilization of any capital loss carry forwards after the end of each fiscal year.  The portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avid the excise tax on income not distributed in accordance with the applicable timing requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.